SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)              May 14, 2004
                                                     ---------------------------



                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Connecticut                   0-49784               06-1594123
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(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)         Identification No.)


215 Church Street, New Haven, CT                         06510
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code           (203) 782-1100
                                                     ---------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events and Required FD Disclosure.

         Attached as Exhibit 99.1 is a revised press release that corrects a scrivener's error in a press release filed on Friday, May 14, 2004 to disclose that Southern Connecticut Bancorp, Inc. ("Bancorp") has filed a Form SB-2 Registration Statement with the Securities and Exchange Commission.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There are no financial statements or pro forma financial information filed as part of this Form 8-K/A.

         The revised press release issued by Bancorp on May 14, 2004 announcing Bancorp's filing of a Form SB-2 Registration Statement is filed herewith as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SOUTHERN CONNECTICUT BANCORP, INC.




                                       By:  /S/ Michael M. Ciaburri
                                       ----------------------------
                                       Name:    Michael M. Ciaburri
                                       Title:   Director, President & Chief
                                                Operating Officer



Date:  May 17, 2004